UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2013

 BONDS.COM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51076	38-3649127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Broadway, 31st Floor New York, New York 10036
(Address of principal executive offices) (Zip Code)

(212) 257-4062
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Director Resignation

On November 25, 2013, H. Eugene Lockhart resigned as a member of the Board of Directors of Bonds.com Group, Inc. a Delaware corporation (the “Company”), effective immediately due to other time commitments. Mr. Lockhart was also a member of the Company’s Corporate Governance and Nominating Committee.

(d) Election of Directors

The Board elected N. John Simmons, Jr. and Philip Goodeve to fill two open director seats, effective November 27, 2013.

Mr. Goodeve has over 25 years of experience in the global capital markets and has been a corporate finance consultant since 2009. He has led over 100 change of control transactions, 10 IPOs and 15 turnarounds. Most recently, Mr. Goodeve was Chief Financial Officer of FINCA International Inc., one of the largest microfinance banking groups in the world, with operations in 21 countries.

Mr. Simmons is the Chief Executive Officer of Growth Advisors, LLC. He is an accomplished business leader with significant operations, finance, and board experience in growth-oriented companies. Mr. Simmons served on the Board of Directors for Lifestyle Family Fitness, and also as its President and Chief Executive Officer. Mr. Simmons served as President of Quantum Capital Partners, a private equity firm that invested in growth companies in the consumer services, internet and software industries. Mr. Simmons is a CPA who was with KPMG Peat Marwick where he audited Publix Super Markets, Jabil Circuit, Danka Business Systems, and Checkers Drive-In Restaurants. He was also was partner in-charge of the Private Business Advisory Services and High Technology Practices for the West Coast of Florida.

Mr. Simmons and Mr. Goodeve will each enter into the standard Company director Indemnification Agreement, whereby the Company agrees to indemnify, defend and hold its directors harmless from and against losses and expenses incurred as a result of their board service, subject to the terms and conditions provided in the agreement. The description of the Indemnification Agreements set forth above is a summary only and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is incorporated by reference as Exhibit 10.1 to this Current Report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description

10.1	Form of Indemnification Agreement (incorporated herein by reference to Exhibit 10.8 to the Current Report on Form 8-K filed by the Company on December 9, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2013

BONDS.COM GROUP, INC.

By:	/s/ John Ryan
John Ryan Chief Financial Officer